                           GREEN TREE FINANCIAL CORP.

                        NET INTEREST MARGIN TRUST 1994-A
                                  AUGUST 1997
                           PAYMENT September 15, 1997
               6.90% SECURITIZED NET INTEREST MARGIN CERTIFICATES


                                CUSIP#                         393534AA0
                                Trust Account #               33-31829-0
                                Distribution Date:    September 15, 1997


SECURITIZED NET INTEREST MARGIN CERTIFICATES                   Per $1,000
--------------------------------------------                    ORIGINAL
                                                                ---------

1.   Amount Available                    4,907,419.95

Interest

2.   Aggregate Interest                  1,391,598.52          2.73936717

3.   Amount Applied to:

     (a)  accrued but unpaid Interest

4.   Remaining:

     (a)  accrued but unpaid Interest    1,391,598.52

5.   Monthly Interest

Principal

6.   Current month's principal
     distribution                        3,515,821.43          6.92090833

7.   Remaining outstanding principal
     balance                           238,501,313.25         469.4907741
     Pool Factor                            .46949077

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the
     immediately preceding
     Distribution Date                 348,948,906.31**

                           GREEN TREE FINANCIAL CORP.

                        NET INTEREST MARGIN TRUST 1994-A
                                  AUGUST 1997
                           PAYMENT September 15, 1997
               6.90% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                     Page 2
                                CUSIP#                         393534AA0
                                Trust Account #               33-31829-0
                                Distribution Date:    September 15, 1997


SECURITIZED NET INTEREST MARGIN                                   PER $1,000
-------------------------------                                    ORIGINAL
CERTIFICATES                                                      ----------
------------

9.   Aggregate amount on deposit in
     reserve funds:
     (i)  attributable to the Residual
          Assets                        76,131,387.15
     (ii) attributable to this
          securitization                24,056,287.44

10.  Aggregate principal balance of
     loans refinanced by Green Tree
     Financial Corp.                     7,178,194.74

11.  Weighted average CPR                       13.85%

12.  Weighted average CDR                        2.37%

13.  Annualized net loss percentage              1.29%

14.  Delinquency    30-59 day                     .86%
                    60-89 day                    0.24%
                    90+ day                      0.40%
                    Total 30+                    1.50%



First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.



The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.

GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-A
AUGUST 1997
PAYMENT September 15, 1997


                                         Fee Assets
                ---------------------------------------------------------------
                  Guarantee       GNMA      Excess       Inside     Fee Asset
                     Fees        Excess    Servicing      Refi        Total
                -------------  ---------  -----------  ----------  ------------
 MaHCS 1987-A      12,839.42                5,938.55       454.30     19,232.27
 MaHCS 1987-B      41,837.64               15,105.50       337.60     57,280.74
 MLMI 1987B        28,331.75                3,983.60                  32,315.35
 MLMI 1987C        37,172.57                7,157.12     3,290.40     47,620.09
 MLMI 1988E        37,709.46                7,028.79     3,355.85     48,094.10
 MLMI 1988H                                 7,109.58                   7,109.58
 MLMI 1988Q                                10,800.15                  10,800.15
 MLMI 1988X                                 8,277.23                   8,277.23
 MLMI 1989B                                 4,920.29                   4,920.29
 MLMI 1989D                                 9,941.09                   9,941.09
 MLMI 1989F                                14,164.13     9,233.08     23,397.21
 MLMI 1989H        20,974.57               12,436.30     1,325.74     34,736.61
 MLMI 1990B                                 8,083.25     2,584.10     10,667.35
 MLMI 1990D                                              6,444.18      6,444.18
 MLMI 1990G        73,655.62               14,375.49     8,847.14     96,878.25
 MLMI 1990I
 MLMI 1991B                                10,665.16                  10,665.16
 MLMI 1991D                                15,244.07                  15,244.07
 MLMI 1991G                                21,962.01                  21,962.01
 MLMI 1991I                                23,375.31                  23,375.31
 MLMI 1992B                                74,328.85                  74,328.85
 MLMI 1992D                                40,048.59                  40,048.59
 GTFC 1992-1       99,877.68               49,596.48    44,421.78    193,895.94
 GTFC 1992-2      116,078.22               61,498.20    15,527.88    193,104.30
 GTFC 1993-1      169,026.80               55,782.22    32,881.15    257,690.17
 GTFC 1993-2      124,136.00              108,305.44    55,770.94    288,212.38
 GTFC 1993-3      623,885.93              165,540.39    90,944.40    880,370.72
 GTFC 1993-4             .00              190,423.79                 190,423.79
                -------------  ---------  -----------  ----------  ------------
Conventional    1,385,525.66        .00   946,091.58   275,418.54  2,607,035.78


                           GREEN TREE FINANCIAL CORP.

                        NET INTEREST MARGIN TRUST 1994-A
                                  AUGUST 1997
                           PAYMENT September 15, 1997



   GNMA Servicing Fees     2,052,681.72     87,594.47   2,140,276.19
   FHA Payment              (765,239.24)                 (765,239.24)
   Servicing                (357,850.57)                 (357,850.57)
   Prepayment shortfalls     (62,470.35)                  (62,470.35)
   Liquidation Losses       (197,550.95)                 (197,550.95)
                           ------------  ------------   ------------
   GNMA                      669,570.61     87,594.47     757,165.08


Total amount of Guarantee Fees, GNMA Excess Spread, Excess
Servicing Fees, and Inside Refinance Payments                   3,364,200.86

Payment on Finance 1 Note                                       3,364,200.86

Allocable to Interest (current)                                   620,835.26

Allocable to accrued but unpaid Interest                                 .00

Accrued and unpaid Trustee Fees                                          .00

Allocable to Principal                                          2,743,365.60

Finance 1 Note Principal Balance                              105,227,984.50

                           GREEN TREE FINANCIAL CORP.

                        NET INTEREST MARGIN TRUST 1994-A
                                  AUGUST 1997
                           PAYMENT September 15, 1997



                                 Inside
                 Residual         Refi         Total
                ----------    ----------    ------------
MaHCS 1987-A           .00                           .00
MaHCS 1987-B           .00                           .00
MLMI 1987B             .00                           .00
MLMI 1987C             .00                           .00
MLMI 1988E             .00                           .00
MLMI 1988H                      2,168.84        2,168.84
MLMI 1988Q       48,726.04      5,679.89       54,405.93
MLMI 1988x        9,700.34      1,346.45       11,046.79
MLMI 1989B                      1,481.15        1,481.15
MLMI 1989D             .00      2,108.88        2,108.88
MLMI 1989F             .00                           .00
MLMI 1989H             .00                           .00
MLMI 1990B             .00                           .00
MLMI 1990D             .00                           .00
MLMI 1990G             .00                           .00
MLMI 1990I             .00     52,348.88       52,348.88
MLMI 1991B       63,516.79     62,714.31      126,231.10
MLMI 1991D       12,624.96     14,395.37       27,020.33
MLMI 1991G       95,369.00     84,033.15      179,402.15
MLMI 1991I      111,467.70     47,317.96      158,785.66
MLMI 1992B      294,171.23    128,436.53      422,607.76
MLMI 1992D        4,247.81     75,185.80       79,433.61
GTFC 1992-1            .00                           .00
GTFC 1992-2            .00                           .00
GTFC 1993-1            .00                           .00
GTFC 1993-2            .00                           .00
GTFC 1993-3            .00                           .00
GTFC 1993-4     357,870.29     68,307.72      426,178.01
                ----------    ----------    ------------
                997,694.16    545,524.93    1,543,219.09

Total Residual and Inside
 Refinance Payments                         1,543,219.09
                                            ------------
